UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2018

CORVEL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 851-1473

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information disclosed in Item 8.01 of this Current Report on Form 8-K relating to CorVel Corporation’s fiscal third quarter ended December 31, 2017 is incorporated by reference into this Item 2.02.

Item 8.01 Other Events.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Legislation”) was enacted. The Tax Legislation significantly revises the U.S. corporate income tax by, among other things, lowering corporate income tax rates.

CorVel Corporation (the “Company”) expects that it will, on the whole, benefit from the Tax Legislation signed into law last month. Taking into account the change in the statutory federal rate as well as other permanent items, the Company expects its effective combined federal and state tax rate will be approximately 25% to 26% for the fiscal year beginning April 1, 2018. This expected effective rate assumes projected financial results consistent with recent trends and applies the new statutory rate and the impact of the Tax Legislation relative to permanent differences between book and tax income. The Company’s effective combined federal and state tax rate for the year ended March 31, 2017 was 38%.

The Company expects to meaningfully benefit in its fiscal third quarter ended December 31, 2017 from the Tax Legislation as the Company remeasures its U.S. deferred tax liabilities at lower enacted corporate tax rates. Estimates of these benefits are currently being assessed.

The Company also expects that the one-time benefit in its fiscal third quarter will be partially offset by high expenses in the Company’s own self-insured healthcare benefits, and increased reserves on accounts receivable and an incubator venture investment made several years ago.

The impact of the Tax Legislation may differ from these estimates, possibly materially, due to, among other things, changes in interpretations and assumptions the Company has made, federal tax regulations and guidance that may be issued by the U.S. Department of the Treasury and actions the Company may take as a result of the Tax Legislation.

Cautionary Note on Forward-Looking Statements

This Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “potential,” “continue,” “strive,” “ongoing,” “may,” “will,” “would,” “could,” and “should” and variations of these words and similar expressions, are intended to identify these forward-looking statements. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs, estimates, projections and assumptions regarding future events, many of which, by their nature, are inherently uncertain and outside the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and additional risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements include, but are not limited to, statements regarding the estimated effects of the Tax Legislation on the Company’s effective tax rate, U.S. deferred tax liabilities and earnings, and expenses and reserves offsetting such effects, for the Company’s fiscal third quarter ended December 31, 2017, its fiscal year ending March 31, 2018 and its fiscal year beginning April 1, 2018. These forward-looking statements consist of preliminary estimates, are based on currently available information, as well as the Company’s current interpretations, assumptions and expectations relating to the Tax Legislation, and are subject to change, possibly materially, as the Company completes its financial statements and its review and assessment of the effects of the Tax Legislation, and as the Company’s independent auditors complete their review of quarterly results. Actual future performance, outcomes, and results may differ materially from those expressed in these forward-looking statements as a result of a number of risks, uncertainties and assumptions, including, without limitation, the Company’s assumption that projected financial results will be consistent with recent trends turns out to be incorrect; changes in interpretations or application of the Tax Legislation through regulations and guidance that may be issued by the U.S. Department of the Treasury; general industry and economic conditions, including a decreasing number of national claims due to a decreasing number of injured workers; cost of capital and capital requirements; existing and  possible litigation and legal liability in the course of operations and the Company’s ability to resolve such litigation; competition from other managed care companies; the ability to expand certain areas of the Company’s business; shifts in customer demands; the ability of the Company to produce market-competitive software; changes in operating expenses including employee wages, benefits, and medical inflation; governmental and public policy changes, including but not limited to legislative and administrative law and rule implementation or change; dependence on key personnel; the impact of recently issued accounting standards on the Company’s consolidated financial statements; the continued growth in the Company’s sale of TPA services; and the other risks identified the Company’s annual and quarterly reports. The forward-looking statements in this report speak only as of the date they are made. The Company disclaims any obligations to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORVEL CORPORATION, a Delaware corporation (Registrant)

Date: January 12, 2018	By:	/s/ MICHAEL COMBS
Michael Combs
President